UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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Waste Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 12, 2020

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The following Notice of Change of Time and Location relates to the notice of meeting and proxy statement of Waste Management, Inc. (the “Company”) dated March 27, 2020 (the “Proxy Statement”) furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, May 12, 2020 (the “Annual Meeting”). This Supplement, along with a copy of a press release issued by the Company about the change of time and location, is being filed with the Securities and Exchange Commission and made available to stockholders of the Company on or about April 17, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF TIME AND LOCATION OF ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2020

Dear Stockholder of Waste Management, Inc.:

Due to increasing public health concerns posed by the COVID-19 pandemic, NOTICE IS HEREBY GIVEN that the location and time of the Annual Meeting of Stockholders of Waste Management, Inc. has been changed to an audio virtual meeting to be held on Tuesday, May 12, 2020 at 2:00 pm CT. Stockholders will not be able to attend the Annual Meeting in person this year. The only items of business are the same as set forth in the Annual Meeting notice and proxy materials previously mailed or made available to you. The proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them. No presentations are planned.

How to Participate in the Virtual Annual Meeting:

Virtual Meeting Date: Tuesday, May 12, 2020

Virtual Meeting Time: 2:00 pm CT

Virtual Meeting Location: www.virtualshareholdermeeting.com/WM2020

You are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of registered stockholders and voting shares, if you were a stockholder as of the close of business on March 16, 2020 (the record date for the Annual Meeting) or hold a legal proxy for the Annual Meeting provided by a bank, broker, or nominee. The virtual meeting will be held at: www.virtualshareholdermeeting.com/WM2020

To attend the virtual Annual Meeting, you must use the link provided above and enter the 16-digit control number found on your proxy card, voting instruction form or notice that you previously received with the proxy materials. You may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you do not have your 16-digit control number, you will be admitted to the virtual Annual Meeting as a guest, but you will not have the ability to vote your shares or otherwise participate at the virtual Annual Meeting.

Additional Information:

All stockholders - whether attending the virtual Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location or time and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted a proxy via telephone or internet, do not need to take any further action. A list of registered stockholders will be available to stockholders participating in the virtual Annual Meeting at www.virtualshareholdermeeting.com/WM2020.

By order of the Board of Directors.

COURTNEY A. TIPPY

Corporate Secretary

April 17, 2020

Access to the Annual Meeting on Tuesday, May 12, 2020 at 2:00 p.m. CT will be available at: www.virtualshareholdermeeting.com/WM2020. Waste Management’s 2019 Annual Report and 2020 Proxy Statement are available on the “Investors” webpage of www.wm.com and at www.proxyvote.com.

For Immediate Release

Waste Management to Hold Virtual-Only Annual Meeting of Stockholders	FOR MORE INFORMATION Waste Management Website www.wm.com Analysts Ed Egl 713.265.1656 eegl@wm.com Media Andy Izquierdo 832.710.5287 aizquierdo@wm.com

Virtual Meeting Date: Tuesday, May 12, 2020

Virtual Meeting Time: 2:00 pm CT

Virtual Meeting Location: www.virtualshareholdermeeting.com/WM2020

Houston — April 17, 2020 — Waste Management, Inc. (NYSE: WM) today announced that, due to increasing public health concerns posed by the COVID-19 pandemic, NOTICE IS HEREBY GIVEN that the location and time of its 2020 Annual Meeting of Stockholders (“Annual Meeting”) has been changed to an audio virtual meeting to be held on Tuesday, May 12, 2020 at 2:00 pm CT. Stockholders will not be able to attend the Annual Meeting in person this year. The only items of business are the same as set forth in the Annual Meeting notice and proxy materials previously distributed. No presentations are planned.

As described in the proxy materials, stockholders as of the close of business on March 16, 2020 (the record date for the Annual Meeting), or who hold a legal proxy for the Annual Meeting provided by their bank, broker, or nominee, are entitled to access and participate in the virtual Annual Meeting, including asking questions, examining the list of registered stockholders and voting their shares.

To attend and participate in the virtual Annual Meeting, stockholders must use the following link: www.virtualshareholdermeeting.com/WM2020 and enter the 16-digit control number found on the proxy card, voting instruction form, or notice previously provided. Those without a 16-digit control number will be admitted to the virtual Annual Meeting as guests, but guests will not have the ability to vote or otherwise participate at the virtual Annual Meeting.

All stockholders - whether attending the virtual Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location or time of the Annual Meeting and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted their proxies via telephone or internet, do not need to take any further action. A list of registered stockholders will be available to stockholders participating in the virtual Annual Meeting at www.virtualshareholdermeeting.com/WM2020.

For further information, please refer to Waste Management’s Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020, as well as the additional proxy materials filed with the SEC on April 17, 2020, each of which can also be accessed on the “Investors” webpage of www.wm.com. These proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them.

about waste management

Waste Management, based in Houston, Texas, is the leading provider of comprehensive waste management environmental services in North America. Through its subsidiaries, the Company provides collection, transfer, disposal services, and recycling and resource recovery. It is also a leading developer, operator and owner of landfill gas-to-energy facilities in the United States. The Company’s customers include residential, commercial, industrial, and municipal customers throughout North America. To learn more information about Waste Management, visit www.wm.com or www.thinkgreen.com.

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